SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2001

CREDIT AND ASSET REPACKAGING VEHICLE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-64594 (Commission File Number)	13-4182182 (IRS Employer Identification No.)

85 Broad Street, New York, New York (Address of Principal Executive Offices)	10004 (Zip Code)

Registrant's telephone number, including area code: (212) 902-1000

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

               The following exhibit is filed herewith:

Exhibit Number	Description
1.1	Amended and Restated Underwriting Agreement

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT AND ASSET REPACKAGING VEHICLE CORPORATION
Date: December 3, 2001	By:	/s/ Sarah Leah Whitson

		Name: Title:	Sarah Leah Whitson Secretary and Vice President

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